Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes

8. Income Taxes

British Virgin Islands

Under the current laws of the British Virgin Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. Hong Kong profit tax rates are 8.25% on assessable profits up to $256,410 (HK$2,000,000), and 16.5% on any part of assessable profits over $256,410 (HK$2,000,000).

Singapore

A company incorporated in Singapore is subject to Singapore Corporate Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first $7,463 (S$10,000) taxable income and 50% of the next $141,791 (S$190,000) taxable income exempted from income tax.

The components of the income tax expense are as follows:

	For the years ended December 31,
	2025	2024	2023
Current
BVI	$-	$-	$-
Hong Kong	-	227,135	159,340
Singapore	-	-	-
Deferred
BVI	-	-	-
Hong Kong	-	-	-
Singapore	-	-	-
Provision for income taxes	$-	$227,135	$159,340

Income tax payable consist of the following as of December 31:

	2025	2024
Income tax (receivable) payable	$(233,593)	$393,037
	$(233,593)	$393,037

As of December 31, 2025 and December 31, 2024, the Company had federal net operating loss carryforwards of approximately $3.98 million and $nil, respectively, available to offset future taxable income.

The following table reconciles Hong Kong statutory rates to the Company’s effective tax:

	For the years ended December 31,
	2025	2024	2023
(Loss)/profit before income taxes	$(1,180,275)	$(4,749,581)	$1,095,460
Hong Kong Profits Tax rate	16.5%	16.5%	16.5%
Income taxes computed at Hong Kong Profits Tax rate	(194,745)	(783,681)	180,751
Reconciling items:
Tax effect of income that is not taxable*	(947,246)	(74)	(198)
Tax effect on expenses that is not deductible**	179,316	961,433	-
Tax effect of rate differences in various jurisdictions	305,274	70,665	-
Tax effect of estimated tax losses not recognised	678,627	-	-
Effect of domestic tax allowance	(21,226)	(21,208)	(21,213)
Income tax expense	$-	$227,135	$159,340

*	Income that is not taxable mainly consisted of the interest income, the government subsidies and reversal of for expected credit loss which are non-taxable under Hong Kong income tax law.

**	Expenses that are not deductible mainly consisted of provision for expected credit loss and legal and professional fee which are non-deductible under Hong Kong income tax law

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2025 and 2024, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income taxes for the years ended December 31, 2025, 2024 and 2023. The Company also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2025.